Exhibit 99.4

TALON REAL ESTATE HOLDING CORP.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED

BALANCE SHEET

AS OF MARCH 31, 2013

	Talon Real Estate Holding Corp (formerly Guide Holdings, Inc.)	Talon OP (subsidiary of Talon Real Estate Holding Corp)*	Pro Forma Adjustments	Notes	Pro Forma Combined
ASSETS
Current Assets:
Cash	$3,143	$235,831	$(3,143)	(a)	$235,831
Accounts receivable (net of allowance for doubtful accounts of $10,886)	7,797	-	$(7,797)	(a)	-
Rents receivable (net of allowance for doubtful accounts of $5,000)	-	623	-		623
Deferred rent	-	70,390	-		70,390
Restricted escrows & reserves	-	182,056	-		182,056
Prepaid insurance	-	953	-		953
Deferred financing costs, net	-	54,015	-		54,015
Deferred leasing costs, net	-	5,539	-		5,539
Inventory	4,233	-	$(4,233)	(a)	-
Total Current Assets	15,173	549,407	(15,173)		549,407

Land	-	250,000	-		250,000
Land improvements	-	140,000	-		140,000
Building & improvements	-	3,555,753	-		3,555,753
Equipment	1,545	-	(1,545)		-
Accumulated depreciation	(1,545)	(1,673,791)	1,545		(1,673,791)
Net Property and Equipment	-	2,271,962	-		2,271,962
TOTAL ASSETS	$15,173	$2,821,369	$(15,173)		$2,821,369

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
Accounts payable	$11,454	$168,671	$(11,454)	(a)	$168,671
Accrued expenses - related party	11,165	-	(11,165)	(a)	-
Other accrued expenses	-	29,145	-		29,145
Accrued interest expense	-	48,286	-		48,286
Tenant security deposits	-	35,136	-		35,136
Current portion of long term notes payable	-	76,805	-		76,805
Total Current Liabilities	22,619	358,043	(22,619)		358,043

Long Term Liabilities:
Notes payable – related party, net of current portion	89,764	-	$(89,764)	(a)	-
Current portion of long term notes payable	-	4,466,658	-		4,466,658
Total Long Term Liabilities	89,764	4,466,658	(89,764)		4,466,658

Total Liabilities	112,383	4,824,701	(112,383)		4,824,701

Stockholders’ or Members' Equity (Deficit):					-
Member's Deficit	-	(2,003,332)	2,003,332	(b)	-
Common stock at $0.001 par value; authorized 90,000,000 shares; 1,600,032 and 16,361,000 shares issued and outstanding for Guide Holdings, Inc. and Talon, respectively	1,600	-	16,361	(b)	17,961
Additional Paid in Capital	38,746	-	302,873	(b),(c)	341,619
Retained Deficit	(137,556)	-	(2,225,356)	(b),(d)	(2,362,912)
Total Stockholders’ Deficit	(97,210)	(2,003,332)	97,210		(2,003,332)
TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)	$15,173	$2,821,369	$(15,173)		$2,821,369

See accompanying notes to these consolidated financial statements.

TALON REAL ESTATE HOLDING CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED

BALANCE SHEET

AS OF MARCH 31, 2013

Following the Formation Transactions, Talon Real Estate Holding Corp. will be the general partner of our Operating Partnership which manages our operations. The Guidebook Company, Inc., which was sold in connection with the Formation Transactions, will cease to be included in our financial statements. The contributions that constitute the Formation Transactions are being accounted for as a reverse acquisition and recapitalization and our Operating Partnership is considered to be the accounting acquirer. Therefore, the historical presentation of the financial statements in future reporting periods will be that of our Operating Partnership on a consolidated basis with its subsidiaries. Pro forma financial information has been presented to provide full disclosure of the transaction.

*  On June 7, 2013, we entered into a contribution agreement with the holders of a 49% interest in 5130 Industrial Street, LLC (“5130 LLC”).  Prior to the Formation Transactions, Talon Real Estate, LLC (“Talon RE”) entered into a contribution agreement with the remaining interest holders of 5130 LLC pursuant to which it will acquire the remaining 51% interest in 5130 LLC subject to receiving consent to the transfer from 5130 LLC’s lender.  5130 LLC is shown here on a consolidated basis due to probable acquisition of this interest.  Talon RE began operations in January 2013.  Both 5130 LLC and Talon RE were contributed to Talon OP, the Operating Partnership, as part of the formation transactions.

(a) Immediately after the Formation Transactions, we entered into that certain stock purchase agreement pursuant to which our company divested ourselves of our historic “do-it-yourself” instruction manual business by selling all the outstanding shares of The Guidebook Company, Inc. ("Guidebook"), a Utah Corporation and wholly owned subsidiary primarily engaged in such business to one of our directors. No assets or liabilities of Guidebook were transferred to Talon OP or Talon Real Estate Holding Corp. as part of the transaction. The pro forma adjustments eliminate the assets and liabilities of Guide Holdings, Inc. not transferred to the Company.

(b) To reclass Talon members' deficit as common stock issued in conjunction with the contributions of 5130 LLC and Talon RE (excluding shares subject to vesting), additional paid in capital and retained deficit.

(c) To reflect the elimination of the additional paid-in capital held by Guide Holdings, Inc. that was not transferred to the Company as part of the contribution agreement.

(d) To reflect the elimination of the deficit held by Guide Holdings, Inc. that was not transferred to the Company as a part of the contribution agreement.

TALON REAL ESTATE HOLDING CORP.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED

STATEMENT OF OPERATIONS

PERIOD FROM JANUARY 1, 2013 TO MARCH 31, 2013

	Talon Real Estate Holding Corp (formerly Guide Holdings, Inc.)	Talon OP (subsidiary of Talon Real Estate Holding Corp)*	Pro Forma Adjustments	Notes	Pro Forma Combined
Revenue, net of discounts of $65	$12,115	$-	$(12,115)	(a)	$-
Cost of sales	6,962	-	(6,962)	(a)	-
Gross Profit	5,153	-	(5,153)		-

Operating Revenues
Rent revenue	-	92,101	-		92,101
Operating expense reimbursement	-	34,300	-		34,300
Other income	-	90	-		90
Total Operating Revenues	-	126,491	-		126,491

Operating Expenses
Selling and administrative	14,262	166,107	(5,290)	(a)	175,079
Property operating expenses	-	29,877	-		29,877
Real estate taxes & insurance	-	34,191	-		34,191
Interest Expense	1,391	73,693	(1,391)	(a)	73,693
Total Operating Expenses	15,653	303,868	(6,681)		312,840

Operating Loss	(10,500)	(177,377)	1,528		(186,349)

Depreciation and Amortization	-	60,901	-		60,901
					-
Net Income (Loss) before Income Taxes	(10,500)	(238,278)	1,528		$(247,250)
					-
Income tax provision (benefit)	-	-	-		-
Net Income (Loss)	$(10,500)	$(238,278)	$1,528		$(247,250)

Income (Loss) per share basic and diluted	$(0.02)				$(0.01)
Weighted average number of common shares outstanding basic and diluted	1,600,032		16,361,000	(b)	17,961,032

See accompanying notes to these consolidated financial statements.

TALON REAL ESTATE HOLDING CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED

STATEMENT OF OPERATIONS

PERIOD FROM JANUARY 1, 2013 TO MARCH 31, 2013

Following the Formation Transactions, Talon Real Estate Holding Corp. will be the general partner of our Operating Partnership which manages our operations. The Guidebook Company, Inc., which was sold in connection with the Formation Transactions, will cease to be included in our financial statements. The contributions that constitute the Formation Transactions are being accounted for as a reverse acquisition and recapitalization and our Operating Partnership is considered to be the accounting acquirer. Therefore, the historical presentation of the financial statements in future reporting periods will be that of our Operating Partnership on a consolidated basis with its subsidiaries. Pro forma financial information has been presented to provide full disclosure of the transaction.

*  On June 7, 2013, we entered into a contribution agreement with the holders of a 49% interest in 5130 Industrial Street, LLC (“5130 LLC”).  Prior to the Formation Transactions, Talon Real Estate, LLC (“Talon RE”) entered into a contribution agreement with the remaining interest holders of 5130 LLC pursuant to which it will acquire the remaining 51% interest in 5130 LLC subject to receiving consent to the transfer from 5130 LLC’s lender.  5130 LLC is shown here on a consolidated basis due to probable acquisition of this interest.  Talon RE began operations in January 2013.  Both 5130 LLC and Talon RE were contributed to Talon OP, the Operating Partnership, as part of the formation transactions.

(a) Immediately after the Formation Transactions, we entered into that certain stock purchase agreement pursuant to which our company divested ourselves of our historic “do-it-yourself” instruction manual business by selling all the outstanding shares of The Guidebook Company, Inc. ("Guidebook"), a Utah Corporation and wholly owned subsidiary primarily engaged in such business to one of our directors. No assets or liabilities of Guidebook were transferred to Talon OP or Talon Real Estate Holding Corp. as part of the transaction. The pro forma adjustments eliminate the operations of Guide Holdings Inc. not transferred to the Company.

(b)  To reflect the issuance of the Company's shares in conjunction with the contribution (excluding shares subject to vesting).

TALON REAL ESTATE HOLDING CORP.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED

BALANCE SHEET

AS OF DECEMBER 31, 2012

	Talon Real Estate Holding Corp (formerly Guide Holdings, Inc.)	Talon OP (subsidiary of Talon Real Estate Holding Corp)*	Pro Forma Adjustments	Notes	Pro Forma Combined
ASSETS
Current Assets:
Cash	$2,677	$66,732	$(2,677)	(a)	$66,732
Rents receivable (net of allowance for doubtful accounts of $5,000)	-	333	-		333
Accounts receivable (net of allowance for doubtful accounts of $8,362)	6,425	0	(6,425)	(a)	-
Deferred rent	-	73,433	-		73,433
Restricted escrows & reserves	-	153,976	-		153,976
Prepaid insurance	-	5,999	-		5,999
Deferred financing costs, net	-	57,390	-		57,390
Deferred leasing costs, net	-	6,521	-		6,521
Inventory	8,802		(8,802)	(a)	-
Total Current Assets	17,904	364,384	(17,904)		364,384

Land	-	250,000	-		250,000
Land improvements	-	140,000	-		140,000
Building & improvements	-	3,555,753	-		3,555,753
Equipment	1,545	-	(1,545)	(a)	-
Accumulated depreciation	(1,545)	(1,617,248)	1,545	(a)	(1,617,248)
Net Property and Equipment	-	2,328,505	-		2,328,505
TOTAL ASSETS	$17,904	$2,692,889	$(17,904)		$2,692,889

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
Accounts payable	$11,152	$35,598	$(11,152)	(a)	$35,598
Accrued expenses - related party	11,033		(11,033)	(a)	-
Other accrued expenses	-	28,660	-		28,660
Prepaid rent	-	6,320	-		6,320
Accrued interest expense	-	100,150	-		100,150
Tenant security deposits	-	35,136	-		35,136
Current portion of long term notes payable	-	74,026	-		74,026
Total Current Liabilities	22,185	279,890	(22,185)		279,890

Long Term Liabilities:
Notes payable – related party, net of current portion	82,827	-	(82,827)	(a)	-
Notes payable	-	4,484,190	-		4,484,190
Total Long Term Liabilities	82,827	4,484,190	(82,827)		4,484,190

Total Liabilities	105,012	4,764,080	(105,012)		4,764,080

Stockholders’ or Members' Equity (Deficit):					-
Subscriptions receivable	-	(30,000)	-		(30,000)
Members' deficit	-	(2,041,191)	2,041,191	(b)	-
Common stock at $0.001 par value; authorized 90,000,000 shares; 1,600,032 and 16,361,000 shares issued and outstanding for Guide Holdings, Inc. and Talon, respectively	1,600	-	16,361	(b)	17,961
Additional paid in capital	38,347	-	303,272	(b),(c)	341,619
Retained deficit	(127,055)	-	(2,273,716)	(b),(d)	(2,400,771)
Total Stockholders’ Equity (Deficit)	(87,108)	(2,071,191)	87,108		(2,071,191)
TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)	$17,904	$2,692,889	$(17,904)		$2,692,889

See accompanying notes to these consolidated financial statements.

TALON REAL ESTATE HOLDING CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED

BALANCE SHEET

AS OF DECEMBER 31, 2012

Following the Formation Transactions, Talon Real Estate Holding Corp. will be the general partner of our Operating Partnership which manages our operations. The Guidebook Company, Inc., which was sold in connection with the Formation Transactions, will cease to be included in our financial statements. The contributions that constitute the Formation Transactions are being accounted for as a reverse acquisition and recapitalization and our Operating Partnership is considered to be the accounting acquirer. Therefore, the historical presentation of the financial statements in future reporting periods will be that of our Operating Partnership on a consolidated basis with its subsidiaries. Pro forma financial information has been presented to provide full disclosure of the transaction.

*  On June 7, 2013, we entered into a contribution agreement with the holders of a 49% interest in 5130 Industrial Street, LLC (“5130 LLC”).  Prior to the Formation Transactions, Talon Real Estate, LLC (“Talon RE”) entered into a contribution agreement with the remaining interest holders of 5130 LLC pursuant to which it will acquire the remaining 51% interest in 5130 LLC subject to receiving consent to the transfer from 5130 LLC’s lender.  Talon RE began operations in January 2013.  Both 5130 LLC and Talon RE were contributed to Talon OP, the Operating Partnership, as part of the formation transactions.

(a)  Immediately after the Formation Transactions, we entered into that certain stock purchase agreement pursuant to which our company divested ourselves of our historic “do-it-yourself” instruction manual business by selling all the outstanding shares of The Guidebook Company, Inc. ("Guidebook"), a Utah Corporation and wholly owned subsidiary primarily engaged in such business to one of our directors. No assets or liabilities of Guidebook were transferred to Talon OP or Talon Real Estate Holding Corp. as part of the transaction. The pro forma adjustments eliminate the assets and liabilities of Guide Holdings Inc. not transferred to the Company.

(b) To reclass Talon members' deficit as common stock issued in conjunction with the contribution (excluding shares subject to vesting), additional paid in capital and retained deficit.

(c)  To reflect the elimination of the additional paid-in capital held by Guide Holdings, Inc. that was not transferred to the Company as part of the contribution agreement.

(d)  To reflect the elimination of the deficit held by Guide Holdings, Inc. that was not transferred to the Company as a part of the contribution agreement.

TALON REAL ESTATE HOLDING CORP.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	Talon Real Estate Holding Corp (formerly Guide Holdings, Inc.)	Talon OP (subsidiary of Talon Real Estate Holding Corp)*	Pro Forma Adjustments	Notes	Pro Forma Combined
Revenue, net of discounts of $2,331	$43,001	$-	$(43,001)	(a)	$-
Cost of sales	29,150	-	(29,150)	(a)	-
Gross Profit	13,851	-	(13,851)		-

Operating Revenues
Rent revenue	-	398,067	-		398,067
Operating expense reimbursement	-	145,019	-		145,019
Other income	-	1,810	-		1,810
Total Operating Revenues	-	544,896	-		544,896
					-
Operating Expenses					-
Selling and administrative	42,463	67,716	(25,575)	(a)	84,604
Property operating expenses	0	95,878	-		95,878
Real estate taxes & insurance	0	147,977	-		147,977
Interest Expense	4,683	301,737	(4,683)	(a)	301,737
Total Operating Expenses	47,146	613,308	(30,257)		630,196

Operating Loss	(33,295)	(68,412)	16,406		(85,300)

Depreciation and Amortization	-	243,638	-		243,638

Net Income (Loss) before Income Taxes	(33,295)	(312,050)	16,406		$(328,938)

Income tax provision (benefit)	-	-	-		-
Net Income (Loss)	$(33,295)	$(312,050)	$16,406		$(328,938)

Income (Loss) per share basic and diluted	$(0.02)				$(0.02)
Weighted average number of common shares outstanding basic and diluted	1,600,032		16,361,000	(b)	17,961,032

See accompanying notes to these consolidated financial statements.

TALON REAL ESTATE HOLDING CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

Following the Formation Transactions, Talon Real Estate Holding Corp. will be the general partner of our Operating Partnership which manages our operations. The Guidebook Company, Inc., which was sold in connection with the Formation Transactions, will cease to be included in our financial statements. The contributions that constitute the Formation Transactions are being accounted for as a reverse acquisition and recapitalization and our Operating Partnership is considered to be the accounting acquirer. Therefore, the historical presentation of the financial statements in future reporting periods will be that of our Operating Partnership on a consolidated basis with its subsidiaries. Pro forma financial information has been presented to provide full disclosure of the transaction.

*  On June 7, 2013, we entered intoa contribution agreement with the holders of a 49% interest in 5130 Industrial Street, LLC (“5130 LLC”).  Prior to the Formation Transactions, Talon Real Estate, LLC (“Talon RE”) entered into a contribution agreement with the remaining interest holders of 5130 LLC pursuant to which it will acquire the remaining 51% interest in 5130 LLC subject to receiving consent to the transfer from 5130 LLC’s lender.  5130 LLC is shown here on a consolidated basis due to probable acquisition of this interest.  Talon RE began operations in January 2013.  Both 5130 LLC and Talon RE were contributed to Talon OP, the Operating Partnership, as part of the formation transactions.

(a) Immediately after the Formation Transactions, we entered into that certain stock purchase agreement pursuant to which our company divested ourselves of our historic “do-it-yourself” instruction manual business by selling all the outstanding shares of The Guidebook Company, Inc. ("Guidebook"), a Utah Corporation and wholly owned subsidiary primarily engaged in such business to one of our directors. No assets or liabilities of Guidebook were transferred to Talon OP or Talon Real Estate Holding Corp. as part of the transaction. The pro forma adjustments eliminate the operations of Guide Holdings Inc. not transferred to the Company.

(b)  To reflect the issuance of the Company's shares in conjunction with the contribution (excluding shares subject to vesting).